UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2014

Graphite Corp.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54336

(Commission File Number)

26-0641585

(IRS Employer Identification No.)

1031 Railroad Street, Suite 102A

Elko, Nevada 89801

(Address of principal executive offices)(Zip Code)

(775) 753-6605

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Pursuant to a Stock Redemption Agreement dated February 24, 2014, by and between the Company and Stanley Smith, the Company redeemed 1,000,000 shares (the “Shares”) of the Company’s common stock, for a purchase price of $0.00001 per share, for an aggregate purchase price of $10.00. The sale closed on March 14, 2014.  Subsequently, on March 19, 2014, the Company canceled the Shares, returning them to the authorized capital stock of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
10.1	Stock Redemption Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graphite Corp.
(Registrant)

Date: March 25, 2014	By:	/s/ Brian Goss
Name: Brian Goss
Title: President

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